                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements  on Form S-8 (No.  333-73456,  333-61313,  333-10059,  333-14687  and
333-26589) and Form S-3 (No. 333-31241, 333-86976, 333-104148 and 333-119748) of
The Quigley  Corporation  and  subsidiaries,  of our report dated March 4, 2005, relating to the  consolidated  financial  statements for the year ended December
31, 2004, which is included in this Form 10-K filing.

/s/Amper, Politziner & Mattia P.C.
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Edison, New Jersey
March 30, 2005